[LOGO]
                                     HODGES
                                      FUND

                     QUIETLY & CONSISTENTLY GROWING ASSETS














                               SEMI-ANNUAL REPORT
                            For the Six Months Ended
                               September 30, 2001

                                  HODGES FUND


October 25, 2001

Shareholders of the Hodges Fund:

The overall market gyrations during the third calendar quarter are well documented. Our response to the wild market was a substantial number of changes in the Hodges Fund portfolio.

We struggled to try to keep our portfolio from taking too much of a hit. We also stepped up and took more risk in some of our positions. We were convinced the market was on the verge of a turnaround right before the terrorists struck the Twin Towers and the Pentagon. For a few days after the attack, everything seemed to come unglued. Although we were low on cash already, we stepped up and bought when the market was in its worst sessions. We made some very attractive purchases.

We also did more trading than we normally do because even on rallies, the stocks did not have much carry through. The most critical part of the quarter was the month of September, and the same level of activity and opportunity was maintained up through October 15th, the reporting period for this letter.

During the period of September and October, we added to existing positions of AOL Time Warner, Docucorp Intl. Inc., Gemstar-TV Guide, Guitar Center, Intrusion.com, Luby's Inc., Openwave System, Southwest Airlines, Charles Schwab Corp., and Texas Pacific Land Trust.

We added new positions of Abercrombie & Fitch, Capstead Mortgage, Celgene Corp., JDS Uniphase, Joseph A. Banks Clothiers Inc., Mylan Labs, Starbucks, Travelocity, Vulcan Materials, Wackenhut Corp., and Intervoice Brite.

We are pleased with our portfolio as we are now structured. We are mostly large cap and small cap with emphasis on core growth and value-type investments. We have a position in "momentum-type stocks," but are not overly committed to that group.

Frankly, in spite of the doomsayers, we are now optimistic about what we see in the market. We believe we are in a slow rebuilding process. We do expect bumps from time to time, but believe we have better times ahead.

May we share these thoughts:

We are in for some adjustments. However, our capitalistic system is well designed to handle adjustments. It is made up of thousands of entrepreneurs who will make the necessary moves in their companies in order to make a profit even with reduced revenues. Poorly managed companies will have a tough time. Well-managed companies will ultimately meet the challenge.



                                                                               1

An example of this type of adjustment occurred in the Electric Utility Industry just a few years ago. As the economics of the business began to change, the pundits and analysts were predicting doom and gloom for the whole industry. Their assumptions were that the managements would not make the necessary changes to keep their companies profitable. They were wrong. Managements did adjust. In some cases, they virtually remade their companies to conform to the new economic realities. Many of those stocks have doubled in price since then.

The American consumer has seen the standard of living increase over the years. Consumers are used to spending and acquiring. That is not a habit that is easily broken. Everyone will be more careful for awhile in his or her spending habits. But with the passing of time, they will go back to their former lifestyle. Their savings will become a resource for deferred spending.

One of our treasured freedoms is mobility. We all like to be able to move about. It is inherent in the American psyche. It manifested itself long before our time in pioneers traveling the Oregon Trail, in spite of the dangers. It brought about the building of transcontinental railroads, and in the wholesale acceptance, overnight, of the automobile. In spite of the current disillusionment with flying, Americans will not permanently avoid air travel, give in to fear, and give up their mobility.

THE MARKET
----------

In declining markets like we have recently experienced, we all suffer stress. Our optimism and greed turns to fear. Fear is immobilizing. We stop acting impulsively and weigh every move we make. Decisions to buy goods or to invest are accompanied by apprehension and doubt. And in the markets, selling dominates the day. Everything looks gloomy and the thought crosses our mind "maybe we should join the crowd and sell too."

In the down markets we have witnessed, selling out when things are in an extreme emotional state is the wrong thing to do. It would have been wrong when Kennedy was assassinated and the market dropped precipitously. It would have been wrong in the Cuban missile crisis when the market was in a free fall. It would have been wrong in 1974 when the Dow Jones Industrial Average traded at a P/E of 7.3, almost a historic low. It would have been wrong in 1982 when the market fell until virtually everyone was ready to throw in the towel. It unquestionably would have been the wrong thing to do in 1987 when the market dropped 23% in one day, spreading fear all over the country.

In every case listed above, even though it would have required going against the crowd, exercising courage and making disciplined investment decisions would have been the proper thing to do. The odds of being right were at their maximum.

We are convinced that not everyone should own securities. If one is averse to risk, loses sleep over losses, then there are better roads to follow than owning common stocks or mutual funds. Owning common stocks is nothing more than an opportunity, not a guarantee, to participate in our dynamic capitalist society. Most of the country's wealth is made and accumulated under corporate umbrellas. To share in the fruits, one must participate.

We have our problems, we have our challenges, but we believe that our standard of living will continue to rise. We are a proud and entrepreneurial people. And, we do know how to adjust to the realities of a situation without folding.

Sincerely,


/S/ DON W. HODGES                       /S/ CRAIG D. HODGES
-----------------                       -------------------
Don W. Hodges                           Craig D. Hodges



                                  HODGES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS at September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

   SHARES                                                                VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 97.7%
AIRLINES: 2.7%
     35,000       Southwest Airlines Co.                             $   519,400
                                                                     -----------


COMMUNICATION: 3.0%
     20,000       Echostar Communications Corp. (Class A)*               465,400
     20,000       JDS Uniphase Corp.*                                    126,400
                                                                     -----------
                                                                         591,800
                                                                     -----------

COMPUTERS, SOFTWARE & TECHNOLOGY: 17.0%
     10,500       Digital River, Inc.*                                    78,225
     25,000       InterVoice-Brite, Inc. *                               259,500
    100,000       Intrusion.Com Inc.*                                    100,000
     15,000       Microsoft Corp.*                                       767,550
     45,000       Oracle Corp.*                                          566,100
     60,000       Sun Microsystems, Inc.*                                496,200
    358,000       Tyler Technologies, Inc.*                            1,038,200
                                                                     -----------
                                                                       3,305,775
                                                                     -----------

CONSTRUCTION: 3.3%
     25,100       Encore Wire Corp.*                                     325,045
     10,000       Texas Industries, Inc.                                 309,000
                                                                     -----------
                                                                         634,045
                                                                     -----------

ELECTRONIC INSTRUMENTS: 0.7%
     38,741       DocuCorp International, Inc.*                          134,044
                                                                     -----------

ENTERTAINMENT: 4.4%
     13,000       Gemstar - TVGuide* International, Inc.                 256,230
     30,000       Speedway Motorsports, Inc.*                            596,400
                                                                     -----------
                                                                         852,630
                                                                     -----------

FINANCIAL: 6.1%
    100,000       E*trade Group, Inc.*                                   605,000
     50,000       Schwab (Charles) Corp.                                 575,000
                                                                     -----------
                                                                       1,180,000
                                                                     -----------

FOOD & RESTAURANTS: 13.0%
     40,000       CBRL Group, Inc.                                       878,800
     11,000       Krispy Kreme Doughnuts, Inc.*                          325,600
    103,150       Luby's, Inc.                                           737,522
     15,000       Tootsie Roll Industries, Inc.                          573,900
                                                                     -----------
                                                                       2,515,822
                                                                     -----------


SHARES                                                                VALUE
--------------------------------------------------------------------------------

INTERNET: 7.4%
     30,000       AOL Time Warner, Inc.*                             $   993,000
      5,000       eBay, Inc.*                                            228,750
     30,000       i2 Technologies, Inc.*                                 103,200
      9,500       Openwave Systems, Inc.*                                121,125
                                                                     -----------
                                                                       1,446,075
                                                                     -----------

LAND & ROYALTIES: 4.5%
     25,000       Texas Pacific Land Trust                               877,500
                                                                     -----------

REAL ESTATE INVESTMENT TRUSTS: 2.8%
     21,000       Capstead Mortgage Corp. (New)                          551,880
                                                                     -----------

RETAIL: 17.6%
    170,250       Calloway's Nursery, Inc.*                              160,035
     15,000       Costco Wholesale Corp.*                                533,400
     19,800       Cutter & Buck, Inc.*                                    73,062
     45,000       Guitar Center, Inc.*                                   541,800
     17,500       Home Depot, Inc.                                       671,475
     37,000       Tractor Supply Co.*                                    702,630
     15,000       Wal-Mart Stores, Inc.                                  742,500
                                                                     -----------
                                                                       3,424,902
                                                                     -----------

SEMICONDUCTORS: 3.2%
     25,000       Texas Instruments, Inc.                                624,500
                                                                     -----------

SERVICES: 11.9%
    110,000       Children's Comprehensive Services, Inc.*               524,700
     60,000       Corrections Corporation of America                     789,600
    301,000       Dwyer Group, Inc.*                                     872,900
      5,000       Wackenhut Corp.*                                       116,000
                                                                     -----------
                                                                       2,303,200
                                                                     -----------

VENTURE CAPITAL: 0.1%
    100,000       Massey Burch Venture Fund I*                            27,770
                                                                     -----------

TOTAL COMMON STOCKS
                  (cost $21,654,192)                                  18,989,343
                                                                     -----------


See accompanying Notes to Financial Statements.




4

                                   HODGES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS at September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

   CONTRACTS                                                            VALUE
--------------------------------------------------------------------------------

LONG EQUITY OPTIONS: 2.1%
COMMON STOCKS/EXPIRATION DATE/EXERCISE PRICE
        100       Allstate Corp., Call Jan. 2002/25.00               $  123,000
        200       Exxon Mobil Corp., Call Oct. 2001/37.50                50,000
        10        NASDAQ 100 Index Call Oct. 2001/1050.00               131,800
        10        NASDAQ 100 Index Call Oct. 2001/1100.00                96,000
                                                                     ----------

TOTAL LONG EQUITY OPTIONS
                  (cost $558,600)                                       400,800
                                                                     ----------




PRINCIPAL
SHARES                                                                  VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 0.3%
MONEY MARKET INVESTMENT: 0.3%
    $57,825       Firstar Treasury Fund (cost $57,825)                   57,825
                                                                     ----------





                                                                         VALUE
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
                  (cost $22,270,617+): 100.1%                       $19,447,968
Liabilities in excess of Other Assets:  (0.1)%                          (19,753)
                                                                    -----------
                  NET ASSETS: 100.0%                                $19,428,215
                                                                    ===========

------------
* Non-income producing security.

+ At September 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

                  Gross unrealized appreciation                     $ 2,237,437
                  Gross unrealized depreciation                      (5,060,086)
                                                                    -----------
                  Net unrealized depreciation                       $(2,822,649)
                                                                    ===========



See accompanying Notes to Financial Statements.




                                  HODGES FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES at September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

 ASSETS
        Investments in securities, at value (cost $22,270,617 ) ..............   $ 19,447,968
        Receivables:
                Securities sold ..............................................        251,512
                Fund shares sold .............................................        163,927
                Dividends and interest .......................................          3,014
        Prepaid expenses and other assets ....................................         10,262
                                                                                 ------------
                        Total assets .........................................     19,876,683
                                                                                 ------------

LIABILITIES
        Payables:
                Securities purchased .........................................        259,531
                Fund shares redeemed .........................................        126,238
                Distribution fees ............................................         18,708
                Advisory fees ................................................         15,227
                Administration fees ..........................................          3,583
        Accrued expenses .....................................................         25,181
                                                                                 ------------
                        Total liabilities ....................................        448,468
                                                                                 ------------

        NET ASSETS ...........................................................   $ 19,428,215
                                                                                 ============

        Net asset value, offering and redemption price per share
                ($19,428,215/2,042,266 shares outstanding; unlimited number of
                shares authorized without par value)                             $       9.51
                                                                                 ============

COMPONENTS OF NET ASSETS
        Paid-in capital ......................................................   $ 23,983,732
        Accumulated net investment loss ......................................       (172,765)
        Accumulated net realized loss on investments .........................     (1,560,103)
        Net unrealized depreciation on investments ...........................     (2,822,649)
                                                                                 ------------
                Net assets ...................................................   $ 19,428,215
                                                                                 ============

See accompanying Notes to Financial Statements.



                                   HODGES FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
        Income
                Dividends ......................................................   $  37,682
                Interest .......................................................       9,201
                                                                                   ---------
                        Total income ...........................................      46,883
                                                                                   ---------

        Expenses
                Advisory fees ..................................................      98,633
                Distribution fees ..............................................      29,009
                Administration fees ............................................      23,208
                Custody fees ...................................................      13,215
                Fund accounting fees ...........................................      12,399
                Transfer agent fees ............................................      11,209
                Reports to shareholders ........................................       8,739
                Audit fees .....................................................       8,597
                Registration fees ..............................................       6,862
                Trustee fees ...................................................       3,294
                Legal fees .....................................................       1,876
                Miscellaneous ..................................................       1,692
                Insurance expense ..............................................         915
                                                                                   ---------
                        Total expenses .........................................     219,648
                                                                                   ---------
                        Net investment loss ....................................    (172,765)
                                                                                   ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
                Net realized loss on investments ...............................    (497,979)
                Net realized loss on options written ...........................    (398,796)
                Net unrealized appreciation on investments .....................     206,862
                                                                                   ---------
                Net realized and unrealized loss on investments ................    (689,913)
                                                                                   ---------
                        Net decrease in net assets resulting from operations ...   $(862,678)
                                                                                   =========


See accompanying Notes to Financial Statements.


                                   HODGES FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                      SIX MONTHS ENDED    YEAR ENDED
                                                    SEPTEMBER 30, 2001#  MARCH 31, 2001
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
        Net investment loss .......................   $   (172,765)   $   (419,229)
        Net realized gain (loss) on investments and
           options written ........................       (896,775)         20,809
        Net unrealized appreciation (depreciation)
           on investments .........................        206,862     (16,323,298)
                                                      ------------    ------------

        Net decrease in net assets resulting
           from operations ........................       (862,678)    (16,721,718)
                                                      ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
        From net realized gain ....................           --          (415,419)
                                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS
        Net decrease in net assets derived from net
           change in outstanding shares  (a) ......        (94,617)     (1,321,759)
                                                      ------------    ------------

        Total decrease in net assets ..............       (957,295)    (18,458,896)
                                                      ------------    ------------

NET ASSETS
        Beginning of period .......................     20,385,510      38,844,406
                                                      ------------    ------------

        End of period .............................   $ 19,428,215    $ 20,385,510
                                                      ============    ============


(a)     A summary of capital share transactions is as follows:

                                      SIX MONTHS ENDED                 YEAR ENDED
                                     SEPTEMBER 30, 2001#             MARCH 31, 2001
                                  -------------------------------------------------------

                                     Shares        Value           Shares        Value
                                     ------        -----           ------        -----

Shares sold .................       111,898    $ 1,259,705        160,698    $ 2,209,585
Shares issued in reinvestment
of distributions ............          --             --           34,339        394,552
Shares redeemed .............      (116,293)    (1,354,322)      (284,666)    (3,925,896)
                                   --------    -----------       --------    -----------

Net decrease ................        (4,395)   $   (94,617)       (89,629)   $(1,321,759)
                                   ========    ===========       ========    ===========

----------
#  Unaudited.



See accompanying Notes to Financial Statements.


                                  HODGES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period
--------------------------------------------------------------------------------


                                             SIX MONTHS
                                               ENDED
                                            SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                                                         -----------------------------------------------------------
                                                2001#         2001       2000         1999        1998         1997
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period ................................   $    9.96   $    18.18  $    16.79  $    14.44   $   13.20   $    12.87

Income from investment operations:
        Net investment loss ..............       (0.08)       (0.21)      (0.13)      (0.15)      (0.09)       (0.11)
        Net realized and unrealized
                gain (loss) on investments       (0.37)       (7.81)       2.36        3.05        4.79         1.85

Total from investment operations .........       (0.45)       (8.02)       2.23        2.90        4.70         1.74

Less distributions:
        From net realized gain ...........     --             (0.20)      (0.84)      (0.55)      (3.46)       (1.41)

        Net asset value, end
of period ................................   $    9.51   $     9.96  $    18.18  $    16.79   $   14.44   $    13.20

Total return .............................       (4.52)%^    (44.29)%     14.13%      21.11%*     41.26%*      14.18%*
Ratios/supplemental data:
Net assets, end of period
(millions) ...............................   $    19.4    $    20.4   $    38.8   $    35.5    $   32.4    $    19.4
Ratio of expenses to
average net assets .......................        1.89%+       1.75%       1.75%       1.92%       1.96%        2.14%
Ratio of net investment loss to
        average net assets ...............       (1.49)%+     (1.46)%     (0.77)%     (0.99)%     (0.76)%      (0.95)%
Portfolio turnover rate ..................       54.19%^     176.08%     126.05%     129.86%      94.05%      115.77%


------------
* Sales load is not reflected in the total return number. Effective April 20, 1999 the Fund no longer imposed a sales load.
#  Unaudited.
^  Not annualized.
+  Annualized.


See accompanying Notes to Financial Statements.

                                  HODGES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Unaudited)
--------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION

        Hodges Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund began operations on October 9, 1992.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

        A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

        B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

        C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

        D. OPTIONS CONTRACTS. The Fund may purchase a call option on securities and indices. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

                                  HODGES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Unaudited) (Continued)
--------------------------------------------------------------------------------


            The Fund may write (sell) call options on securities and indices. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. The Fund as writers of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

        E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

        For the period ended September 30, 2001, Hodges Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. For the period ended September 30, 2001, the Fund incurred $98,633 in Advisory fees.

                                  HODGES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Unaudited) (Continued)
--------------------------------------------------------------------------------

        Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator is a division of Firstar Mutual Fund Services, L.L.C. ("FMFS"), an affiliate of US Bancorp. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

                Under $15 million          $30,000
                $15 to $50 million         0.20% of average daily net assets
                $50 to $100 million        0.15% of average daily net assets
                $100 to $150 million       0.10% of average daily net assets
                Over $150 million          0.05% of average daily net assets

        For the period ended September 30, 2001, the Fund incurred $23,208 in Administration fees.

        First Dallas Securities, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Advisor.

        For the period ended September 30, 2001, the Distributor received $11,165 in brokerage commissions with respect to the Fund's portfolio transactions.

        Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION COSTS

        The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. During the period ended September 30, 2001, the Fund paid fees of $29,009 to the Distributor.

                                  HODGES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Unaudited) (Continued)
--------------------------------------------------------------------------------


NOTE 5 - PURCHASES AND SALES OF SECURITIES

        The cost of purchases and proceeds from sales of securities, excluding U.S. Government obligations and short-term securities, for the period ended September 30, 2001, was $11,944,488 and $12,700,833, respectively.

        The activity in call options written during the period ended September 30, 2001 is as follows:

                                         Contracts   Premiums Received
Options outstanding,
        beginning of period                --          $      --
Options written                            (765)        (2,915,038)
Options closed                              655          2,821,763
Options exercised                            40              2,100
Options expired                              70             91,175
                                         ------        -----------
Options outstanding,
        end of period                      --          $      --
                                         ======        ===========

--------------------------------------------------------------------------------

                                    Advisor
                        HODGES CAPITAL MANAGEMENT, INC.
                               2905 Maple Avenue
                              Dallas, Texas 75201
                                 (877) 232-1222

                                  Distributor
                         FIRST DALLAS SECURITIES, INC.
                               2905 Maple Avenue
                              Dallas, Texas 75201
                                 (877) 388-8512

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                P.O. Box 542007
                           Omaha, Nebraska 68154-1952
                                 (800) 282-2340

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104

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This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, Fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.

* Formerly distributed by First Fund Distributors, Inc.





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